                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 3, 2006, (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of March 13, 2006 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), CWCapital
Asset Management LLC., as special servicer (the "Special Servicer") and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBS Securities" and, together with
Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $933,413,025 (the "Initial LBHI Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or

before such date, whether or not received. The purchase and sale of the Mortgage
Loans shall take place on April 10, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool
Balance, plus interest accrued on each Mortgage Loan at the related Mortgage
Rate (net of the related Administrative Cost Rate), for the period from and including March 13, 2006 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall retain, with respect to each Mortgage Loan, an
Independent third party (the "Recording Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the subject Recording
Agent), submit for recording in the appropriate public office for real property records each related assignment of Mortgage and assignment of Assignment of
Leases, in favor of, and delivered under clause (a)(iv) of the definition of
Mortgage File to, the Trustee; and (ii) cause each such assignment of Mortgage and assignment of Assignment of Leases to be delivered to the Trustee following its return by the appropriate public office for real property records; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original.

          If any such assignment of Mortgage, assignment of Assignment of Leases referred to in the preceding paragraph is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated April 10, 2006 (the "Letter Agreement") between Redwood Trust, Inc., the
Purchaser, the UBS Mortgage Loan Seller and the Trustee, the Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of Redwood Trust, Inc.
(and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing
Agent), is required to cause (i) each assignment of UCC Financing Statements prepared by the Seller, in favor of, and delivered as part of the related
Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master
Servicer, at the expense of the Seller, at least every 90 days after the Closing
Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of UCC Financing Statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such UCC Financing Statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides
Redwood Trust, Inc., pursuant to the Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by Redwood Trust, Inc.
pursuant to the Letter Agreement, and such expenses are not paid by Redwood
Trust, Inc. in advance of such filings, the Trustee, pursuant to the Pooling and
Servicing Agreement and the Letter Agreement and at the expense of the Seller
(with respect to each Mortgage Loan, other than the Outside Serviced Trust
Mortgage Loan), shall only be required to cause the filing agent to file the assignments of such UCC Financing Statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan, the Seller shall deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, the
Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions

required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and
Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Depositor with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging: (i) its or the applicable Sub-Servicer's receipt as of the date of the Master Servicer Certification of such documents actually received, provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate); and (ii) in the event the Depositor has, in its sole discretion, elected to deliver a mortgage loan checklist with respect to any Serviced Trust Mortgage Loan, its (or the appropriate Sub-Servicer's)
receipt as of the date of the Master Servicer Certification of such mortgage loan checklist, provided, that in the event the Depositor delivers a mortgage loan checklist, as referred to in this clause (ii), on or prior to the 90th day following the Closing Date, then the Master Servicer may instead deliver the
Master Servicer Certification within the later of (x) 90 day of the Closing Date and (y) five (5) Business Days of its receipt of such mortgage loan checklist.
Notwithstanding anything to the contrary set forth herein, to the extent the
Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposit relating to each Mortgage Loan that is an Initial Deposit Mortgage Loan (if any).

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the

     Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the

     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the
     Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document (x) constituting a part of the related Mortgage File pursuant to clauses (a)(i) through (a)(xiii) of the definition of "Mortgage
File" or (y) specifically set forth on Schedule IX to the Pooling and Servicing
Agreement has not been executed (if applicable) or is missing (a "Document
Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach")
relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fifth paragraph of Section 2.03(a) to the Pooling and
Servicing Agreement, materially and adversely affects the value of such Mortgage
Loan, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach", as the case may be. Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject
Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is

acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the
Seller (or by the Depositor) within 10 Business Days of the Controlling Class
Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of any one or more Mortgage Loans in such Cross-Collateralized Group, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to a Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a); and furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       10

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Sidley Austin LLP, special counsel to the
Seller, substantially in the form attached hereto as Exhibit B-1, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley
Austin LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. An amount equal to 54.98958% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the
Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)

                                       11

notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER
AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF
ALL OTHER COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS
AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH

                                       12

RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW
YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III)
WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN
CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR
FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR
PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY
SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN
THE EVENT NEITHER A NEW YORK STATE NOR FEDERAL COURT SITTING IN NEW YORK IN
WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY
TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS
AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED
SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE
COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER
COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH
REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II)
OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                       13

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                           SELLER

                                           LEHMAN BROTHERS HOLDINGS INC.

                                           By: /s/ Charlene Thomas
                                               ---------------------------------
                                           Name:  Charlene Thomas
                                           Title: Authorized Signatory

                                           Address for Notices:

                                           745 Seventh Avenue
                                           New York, New York 10019
                                           Attention: Scott Lechner
                                           Telecopier No.: (646) 758-4203

                                           PURCHASER

                                           STRUCTURED ASSET SECURITIES
                                           CORPORATION II

                                           By: /s/ David Nass
                                               ---------------------------------
                                           Name:  Davis Nass
                                           Title: Senior Vice President

                                           Address for Notices:

                                           Structured Asset Securities
                                           Corporation II
                                           745 Seventh Avenue
                                           New York, New York 10019
                                           Attention: Scott Lechner
                                           Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (See Attached)

MORTGAGE
  LOAN
 NUMBER             PROPERTY NAME                                         ADDRESS                                   CITY       STATE
--------  -----------------------------------  -------------------------------------------------------------  ---------------  -----

   3      200 South Wacker Drive               200 South Wacker Drive                                         Chicago            IL
   4      Eastpoint Mall                       7839 Eastpoint Mall                                            Baltimore          MD
   5      Spring Creek Apartments              8085 Brandon Mill Road                                         Atlanta            GA
   6      Marriott Hotel - Orlando Airport     7499 Augusta National Drive                                    Orlando            FL
   7      623 Fifth Avenue                     623 Fifth Avenue                                               New York           NY
   8      The Time Hotel                       224 W 49th Street                                              New York           NY
   13     Cypress Financial Center             5900 N. Andrews Avenue                                         Fort Lauderdale    FL
   19     Knoxville Hilton                     501 West Church Avenue                                         Knoxville          TN
   21     Windridge Apartments                 14232 & 14350 Dallas Parkway North                             Dallas             TX
   22     Sunchase Apartments                  790 North Cedar Bluff Road                                     Knoxville          TN
   25     Tiburon Apartments                   15411 Preston Road                                             Dallas             TX
   27     Rocky Point Hotel Portfolio          Various                                                        Tampa              FL
   28     The Summit                           1057 Americana Lane                                            Mesquite           TX
   29     Northborough Tower                   100 Glenborough                                                Houston            TX
   30     Best Western Soldiers Field          401 Sixth Street Southwest                                     Rochester          MN
   31     313-321 W. 37th Street               313-321 W. 37th Street                                         New York           NY
   32     Robinson Crossing                    450-484 Ritchie Highway                                        Severna Park       MD
   34     Lodge on Perrin Creek                2355 Austin Highway                                            San Antonio        TX
   35     The Willows on Rosemeade             4300 Rosemeade Parkway                                         Dallas             TX
   36     College Industrial Park              28250-514 Hayes Road                                           Roseville          MI
   37     Vanguard Center                      23800 West Ten Mile Road                                       Southfield         MI
   41     Courtyard at Pleasant Run            3250 West Pleasant Run Road                                    Lancaster          TX
   42     Enclave at Valley Ranch              9805 MacArthur Boulevard                                       Irving             TX
   43     Creekwood                            4208 West Pioneer Drive                                        Irving             TX
   44     Newberry Crossing                    1005 NW 76th Boulevard/Newberry Road                           Gainesville        FL
   45     City Centre                          4500 City Line Avenue                                          Philadelphia       PA
   46     Del Rey Apartments                   9607 Wickersham Road                                           Dallas             TX
   47     Hampton Bay Apartments               248 E. Southwest Parkway                                       Lewisville         TX
   48     Interline Portfolio - Nashville      50 Teledyne Place                                              La Vergne          TN
   49     Hilton Garden Inn - Chattanooga      2343 Shallowford Village Drive                                 Chattanooga        TN
   50     Bridgeworks Retail                   224-238 5th Avenue                                             San Diego          CA
   51     Parkway Commons                      3046 Columbia Avenue                                           Franklin           TN
   52     Alderwood Apartments                 50 Kerr Parkway                                                Lake Oswego        OR
   56     BRT Self Storage                     10 Old Newtown Rd, 99-105 Beaver Brook Rd, and 2 Plumtrees Rd  Danbury            CT
   57     80 University Place                  80 University Place                                            New York           NY
   58     La Mirada Plaza                      3501 W. Vine St.                                               Kissimmee          FL
   60     6600 College Boulevard               6600 College Boulevard                                         Overland Park      KS
   62     Hampton Inn - Beaumont               3795 Interstate 10 South                                       Beaumont           TX
   63     Crossroads Shopping Center           2516-2590 Bell Road                                            Auburn             CA
   64     Woodland Village Townhomes           35 Woodland Drive                                              Hartford           CT
   65     Crosby Creek Apartments              1300 East Crosby Road                                          Carrollton         TX
   66     Southpointe Commons Shopping Center  2400 S. Woodland Boulevard                                     Deland             FL
   67     St. Mary's Plaza                     1501-1551 West St. Mary's Road                                 Tucson             AZ
   69     Glendale Food City Shopping Center   4335 West Glendale Avenue                                      Glendale           AZ
   70     Hampton Inn - Augusta West           4081 Belair Road                                               Augusta            GA
   71     700 Reed Road                        700 Reed Road                                                  Sugar Land         TX
   72     100 South Anaheim                    100 S. Anaheim Blvd.                                           Anaheim            CA
   74     Pebble Walk Apartments               8500 Broadway Boulevard                                        Houston            TX
   77     Summer Glen Apartments               9624 Rolling Rock Lane                                         Dallas             TX
   78     Decatur Hacienda Business Center     4851-4881 West Hacienda Avenue                                 Las Vegas          NV
   79     Comfort Inn - Jamestown              2800 N. Main Street                                            Ellicott           NY
   80     Wingate Inn - Augusta                4087 Belair Road                                               Augusta            GA
   81     6931-6939 Van Nuys Blvd              6931-6939 Van Nuys Blvd                                        Van Nuys           CA
   82     New England Building                 503 South Kansas Avenue                                        Topeka             KS
   83     Storage Depot North                  4401 N. 6th Street                                             Harrisburg         PA

                                                       REMAINING
MORTGAGE                                                  TERM                  REMAINING   INTEREST  ADMINISTRATIVE
  LOAN     ZIP      CUT-OFF       MONTHLY    MORTGAGE      TO      MATURITY   AMORTIZATION   ACCRUAL       COST
 NUMBER    CODE   DATE BALANCE  P&I PAYMENT    RATE     MATURITY     DATE         TERM        BASIS        RATE
--------  -----  -------------  -----------  --------  ---------  ----------  ------------  --------  --------------

   3      60606  95,500,000.00   445,804.83   5.52500         59   2/11/2011             0  Act/360          0.02110
   4      21224  95,000,000.00   549,275.14   5.66500        119   2/11/2016           360  Act/360          0.02110
   5      30350  60,000,000.00   289,465.28   5.71000         58   1/11/2011             0  Act/360          0.02110
   6      32822  59,000,000.00   341,688.84   5.68000        118   1/11/2016           360  Act/360          0.02110
   7      10022  56,334,695.00   329,877.91   5.70400        111   6/11/2015           360  Act/360          0.02110
   8      10019  55,000,000.00   336,016.67   5.79000        118   1/11/2016           324  Act/360          0.02110
   13     33309  33,000,000.00   191,950.59   5.72000        119   2/11/2016           360  Act/360          0.02110
   19     37902  20,412,516.01   118,592.65   5.67000        116  11/11/2015           356  Act/360          0.02110
   21     75254  18,200,000.00   104,252.96   5.58000        118   1/11/2016           360  Act/360          0.02110
   22     37923  18,000,000.00   104,814.53   5.73000        118   1/11/2016           360  Act/360          0.02110
   25     75248  15,840,000.00    73,340.67   5.48000         57  12/11/2010             0  Act/360          0.02110
   27     33607  14,100,000.00    83,722.49   5.91000         82   1/11/2013           360  Act/360          0.02110
   28     75150  13,600,000.00    77,903.31   5.58000        118   1/11/2016           360  Act/360          0.02110
   29     77067  12,132,957.00    70,087.02   5.66000        118   1/11/2016           360  Act/360          0.02110
   30     55902  12,000,000.00    76,876.64   5.94000        120   3/11/2016           300  Act/360          0.08110
   31     10018  11,750,000.00    56,885.50   5.73000         59   2/11/2011             0  Act/360          0.02110
   32     21146  11,687,209.32    66,862.72   5.52000        115  10/11/2015           355  Act/360          0.02110
   34     78218  10,700,000.00    61,156.83   5.56000        118   1/11/2016           360  Act/360          0.02110
   35     75287  10,380,000.00    48,060.36   5.48000         57  12/11/2010             0  Act/360          0.02110
   36     48066   9,968,095.67    62,548.57   5.69000        118   1/11/2016           298  Act/360          0.02110
   37     48034   9,759,499.37    57,751.67   5.84000        116  11/11/2015           356  Act/360          0.02110
   41     75146   9,267,373.06    54,273.52   5.77000        119   2/11/2016           359  Act/360          0.02110
   42     75063   9,100,000.00    42,133.84   5.48000         57  12/11/2010             0  Act/360          0.02110
   43     75061   8,800,000.00    40,744.81   5.48000         57  12/11/2010             0  Act/360          0.02110
   44     32606   8,750,000.00    50,951.51   5.73000        119   2/11/2016           360  Act/360          0.02110
   45     19131   8,646,000.00    51,171.99   5.88000        170   5/11/2020           360  Act/360          0.02110
   46     75238   8,600,000.00    49,914.44   5.70000        118   1/11/2016           360  Act/360          0.02110
   47     75067   8,580,000.00    39,726.19   5.48000         57  12/11/2010             0  Act/360          0.02110
   48     37086   8,516,286.68    52,060.41   5.78000        119   2/11/2016           323  Act/360          0.02110
   49     37421   8,484,787.08    54,350.70   5.92000        119   2/11/2016           299  Act/360          0.02110
   50     92101   8,400,000.00    51,120.79   6.14000         60   3/11/2011           360  Act/360          0.02110
   51     37064   8,400,000.00    49,823.47   5.90000        120   3/11/2016           360  Act/360          0.02110
   52     97035   8,250,000.00    46,687.43   5.47000        113   8/11/2015           360  Act/360          0.02110
   56     06810   7,134,468.96    42,730.05   5.97000        118   1/11/2016           358  Act/360          0.08110
   57     10003   7,000,000.00    40,539.35   5.68000        120   3/11/2016           360  Act/360          0.02110
   58     34741   7,000,000.00    43,615.43   5.65000        117  12/11/2015           300  Act/360          0.08110
   60     66211   6,900,000.00    40,003.91   5.69000        118   1/11/2016           360  Act/360          0.02110
   62     77705   6,729,459.35    38,764.17   5.61000        118   1/11/2016           358  Act/360          0.02110
   63     95603   6,684,788.90    38,886.83   5.70000        118   1/11/2016           358  Act/360          0.02110
   64     06105   6,650,000.00    38,807.59   5.75000        120   3/11/2016           360  Act/360          0.02110
   65     75006   6,640,000.00    38,918.13   5.79000        116  11/11/2015           360  Act/360          0.02110
   66     32720   6,491,015.07    37,397.15   5.62000        119   2/11/2016           359  Act/360          0.02110
   67     85745   6,160,980.81    35,839.73   5.70000        118   1/11/2016           358  Act/360          0.02110
   69     85301   6,111,094.33    35,549.53   5.70000        118   1/11/2016           358  Act/360          0.02110
   70     30909   5,989,076.54    37,710.13   5.74000        119   2/11/2016           299  Act/360          0.02110
   71     77478   5,900,000.00    35,536.52   5.65000        119   2/11/2016           324  Act/360          0.02110
   72     92805   5,800,000.00    33,296.58   5.60000        120   3/11/2016           360  Act/360          0.02110
   74     77061   5,693,763.39    34,185.90   5.17000        114    9/1/2015           294  Act/360          0.08110
   77     75238   5,350,000.00    30,713.23   5.60000        118   1/11/2016           360  Act/360          0.02110
   78     89118   4,993,335.51    29,881.16   5.97000        119   2/11/2016           359  Act/360          0.02110
   79     14701   4,885,474.90    32,263.25   6.23000        118   1/11/2016           298  Act/360          0.02110
   80     30909   4,841,170.20    30,482.36   5.74000        119   2/11/2016           299  Act/360          0.02110
   81     91405   4,777,186.49    28,239.39   5.84000        117  12/11/2015           357  Act/360          0.02110
   82     66603   4,600,000.00    26,320.68   5.57000        119   2/11/2016           360  Act/360          0.02110
   83     17110   4,570,851.01    28,056.05   5.43000        116  11/11/2015           296  Act/360          0.02110

MORTGAGE
  LOAN
 NUMBER   PRIMARY SERVICING FEE  GROUND LEASE?         MORTGAGE LOAN SELLER      DEFEASANCE     ARD MORTGAGE LOAN
--------  ---------------------  --------------------  --------------------  -----------------  -----------------

   3                       0.00  Fee Simple            LB                    Yield Maintenance          No
   4                       0.00  Fee Simple            LB                    Defeasance                 No
   5                       0.00  Fee Simple            LB                    Yield Maintenance          No
   6                       0.00  Fee Simple            LB                    Defeasance                 No
   7                       0.00  Leasehold             LB                    Defeasance                 No
   8                       0.00  Leasehold             LB                    Defeasance                 No
   13                      0.00  Fee Simple            LB                    Defeasance                 No
   19                      0.00  Fee Simple            LB                    Defeasance                 No
   21                      0.00  Fee Simple            LB                    Defeasance                 No
   22                      0.00  Fee Simple            LB                    Yield Maintenance          No
   25                      0.00  Fee Simple            LB                    Defeasance                 No
   27                      0.00  Fee Simple            LB                    Defeasance                 No
   28                      0.00  Fee Simple            LB                    Defeasance                 No
   29                      0.00  Fee Simple            LB                    Defeasance                 No
   30                      0.07  Fee Simple            LB                    Defeasance                 No
   31                      0.00  Fee Simple            LB                    Yield Maintenance          No
   32                      0.00  Fee Simple            LB                    Defeasance                 No
   34                      0.00  Fee Simple            LB                    Defeasance                 No
   35                      0.00  Fee Simple            LB                    Defeasance                 No
   36                      0.00  Fee Simple            LB                    Defeasance                 No
   37                      0.00  Fee Simple            LB                    Defeasance                 No
   41                      0.00  Fee Simple            LB                    Defeasance                 No
   42                      0.00  Fee Simple            LB                    Defeasance                 No
   43                      0.00  Fee Simple            LB                    Defeasance                 No
   44                      0.00  Fee Simple            LB                    Defeasance                 No
   45                      0.00  Fee Simple            LB                    Yield Maintenance          No
   46                      0.00  Fee Simple            LB                    Defeasance                 No
   47                      0.00  Fee Simple            LB                    Defeasance                 No
   48                      0.00  Fee Simple            LB                    Defeasance                 No
   49                      0.00  Fee Simple            LB                    Defeasance                 No
   50                      0.00  Fee Simple            LB                    Defeasance                 No
   51                      0.00  Fee Simple            LB                    Defeasance                 No
   52                      0.00  Fee Simple            LB                    Defeasance                 No
   56                      0.07  Fee Simple            LB                    Defeasance                 No
   57                      0.00  Fee Simple            LB                    Yield Maintenance          No
   58                      0.07  Fee Simple            LB                    Defeasance                 No
   60                      0.00  Fee Simple            LB                    Defeasance                 No
   62                      0.00  Fee Simple            LB                    Defeasance                 No
   63                      0.00  Fee Simple            LB                    Yield Maintenance          No
   64                      0.00  Fee Simple            LB                    Defeasance                 No
   65                      0.00  Fee Simple            LB                    Yield Maintenance          No
   66                      0.00  Fee Simple            LB                    Defeasance                 No
   67                      0.00  Fee Simple            LB                    Yield Maintenance          No
   69                      0.00  Fee Simple            LB                    Yield Maintenance          No
   70                      0.00  Fee Simple            LB                    Defeasance                 No
   71                      0.00  Fee Simple            LB                    Defeasance                 No
   72                      0.00  Fee Simple            LB                    Defeasance                 No
   74                      0.07  Fee Simple            LB                    Defeasance                 No
   77                      0.00  Fee Simple            LB                    Defeasance                 No
   78                      0.00  Fee Simple            LB                    Defeasance                 No
   79                      0.00  Fee Simple            LB                    Defeasance                 No
   80                      0.00  Fee Simple            LB                    Defeasance                 No
   81                      0.00  Fee Simple            LB                    Defeasance                 No
   82                      0.00  Fee Simple            LB                    Defeasance                 No
   83                      0.00  Fee Simple/Leasehold  LB                    Defeasance                 No

MORTGAGE
  LOAN
 NUMBER   ANTICIPATED REPAYMENT DATE  ARD SPREAD  CROSS COLLATERALIZED  MORTGAGE LOAN SELLER LOAN ID
--------  --------------------------  ----------  --------------------  ----------------------------

   3                  N/A                 N/A     No                              051123001
   4                  N/A                 N/A     No                              051122069
   5                  N/A                 N/A     No                              051118003
   6                  N/A                 N/A     No                              051019003
   7                  N/A                 N/A     No                              050429004
   8                  N/A                 N/A     No                              051031005
   13                 N/A                 N/A     No                              051118011
   19                 N/A                 N/A     No                              050801006
   21                 N/A                 N/A     No                              050519011
   22                 N/A                 N/A     No                              051005009
   25                 N/A                 N/A     No                              051019012
   27                 N/A                 N/A     No                              051017004
   28                 N/A                 N/A     No                              050519009
   29                 N/A                 N/A     No                              051209006
   30                 N/A                 N/A     No                              051103008
   31                 N/A                 N/A     No                              050914003
   32                 N/A                 N/A     No                              050512001
   34                 N/A                 N/A     No                              051108006
   35                 N/A                 N/A     No                              051019013
   36                 N/A                 N/A     No                              050831015
   37                 N/A                 N/A     No                              050629002
   41                 N/A                 N/A     No                              051102005
   42                 N/A                 N/A     No                              051019009
   43                 N/A                 N/A     No                              051019007
   44                 N/A                 N/A     No                              050202009
   45                 N/A                 N/A     No                              041206001
   46                 N/A                 N/A     No                              051114007
   47                 N/A                 N/A     No                              051019010
   48                 N/A                 N/A     Yes (LB-B)                      060123001
   49                 N/A                 N/A     No                              051031004
   50                 N/A                 N/A     No                              050916001
   51                 N/A                 N/A     No                              050118004
   52                 N/A                 N/A     No                              050607003
   56                 N/A                 N/A     No                              051026006
   57                 N/A                 N/A     No                              050727004
   58                 N/A                 N/A     No                              050707002
   60                 N/A                 N/A     No                              051116007
   62                 N/A                 N/A     No                              050810005
   63                 N/A                 N/A     No                              051101008
   64                 N/A                 N/A     No                              051109004
   65                 N/A                 N/A     No                              050816002
   66                 N/A                 N/A     No                              051103005
   67                 N/A                 N/A     No                              051101009
   69                 N/A                 N/A     No                              051101010
   70                 N/A                 N/A     Yes (LB-D)                      050907002
   71                 N/A                 N/A     No                              050712002
   72                 N/A                 N/A     No                              050815004
   74                 N/A                 N/A     No                              050623001
   77                 N/A                 N/A     No                              051107008
   78                 N/A                 N/A     No                              050719001
   79                 N/A                 N/A     No                              051016004
   80                 N/A                 N/A     Yes (LB-D)                      050907003
   81                 N/A                 N/A     No                              050808005
   82                 N/A                 N/A     No                              051026001
   83                 N/A                 N/A     No                              050516006

MORTGAGE
  LOAN
 NUMBER             PROPERTY NAME                                         ADDRESS                                   CITY       STATE
--------  -----------------------------------  -------------------------------------------------------------  ---------------  -----

   85     Villas of Southland                  6285 Ivywood Drive                                             Portage            MI
   91     Eldridge Self Storage                2210 Eldridge Parkway                                          Houston            TX
   93     Forest Mart Shopping Center          6055-6125 Faiburn Road                                         Douglasville       GA
   94     Lumberton & Silsbee                  Various                                                        Various            TX
   96     Westridge Office Park                6781-6845 East Highway 36                                      Avon               IN
   97     Century Apartments                   1156 21st Street West                                          Dickinson          ND
   98     Fraser Valley Shopping Center        503-585 Zerex Street                                           Fraser             CO
   99     Shops at Scenic Highway              2050 Scenic Highway                                            Snellville         GA
  101     520 James Street                     520 James Street                                               Lakewood           NJ
  102     Lemay Business Park                  1411 LeMay Drive                                               Carrollton         TX
  105     Interline Portfolio - Bristol        1526 Grundys Lane                                              Bristol            PA
  106     Best Western Arlington               4024 Melear Drive                                              Arlington          TX
  107     Interline Portfolio - El Paso        7145 Industrial Avenue                                         El Paso            TX
  109     Athens Shopping Center               1001 Highway 72 East                                           Athens             AL
  110     Rockwall Town Center Phase ll        615 Whitehills Drive                                           Rockwall           TX
  112     Rice Street Business Center          2027-2085 Rice Street                                          Roseville          MN
  113     Tuffy Auto Center                    8615 South Tryon Street                                        Charlotte          NC
  114     Armata's Plaza                       901 Shaker Road                                                Longmeadow         MA
  116     Townhomes at Mallard Creek           802-814 37th Avenue South                                      Moorhead           MN
  117     Interline Portfolio - Orlando        1930 Commerce Oak Avenue                                       Orlando            FL
  121     Monroe Road Mini Storage             4500 Monroe Road                                               Charlotte          NC
  122     Interline Portfolio - Birmingham     2714 4th Avenue North                                          Birmingham         AL
  123     Interline Portfolio - Phoenix        3901 West Buckeye Road                                         Phoenix            AZ

                                                         REMAINING
MORTGAGE                                                    TERM                  REMAINING   INTEREST  ADMINISTRATIVE
  LOAN      ZIP       CUT-OFF       MONTHLY    MORTGAGE      TO      MATURITY   AMORTIZATION   ACCRUAL       COST
 NUMBER     CODE    DATE BALANCE  P&I PAYMENT    RATE     MATURITY     DATE         TERM        BASIS        RATE
--------  -------  -------------  -----------  --------  ---------  ----------  ------------  --------  --------------

   85      49024    4,493,759.81    25,805.19   5.59000        119   2/11/2016           359  Act/360          0.02110
   91      77077    3,600,000.00    20,940.06   5.72000        120   3/11/2016           360  Act/360          0.02110
   93      30134    3,407,115.75    21,229.63   5.97000         59   2/11/2011           323  Act/360          0.02110
   94     Various   3,392,280.95    19,733.61   5.70000        118   1/11/2016           358  Act/360          0.02110
   96      46123    3,375,000.00    20,213.14   5.99000         60   3/11/2011           360  Act/360          0.02110
   97      58601    3,289,892.70    21,241.78   5.99000        118   1/11/2016           298  Act/360          0.08110
   98      80442    3,100,000.00    18,506.42   5.96000        118   1/11/2016           360  Act/360          0.08110
   99      30078    3,000,000.00    17,679.08   5.84000        120   3/11/2016           360  Act/360          0.02110
  101      08701    2,894,710.23    18,191.55   5.72000        119   2/11/2016           299  Act/360          0.02110
  102      75007    2,718,803.25    15,798.65   5.69000        118   1/11/2016           358  Act/360          0.08110
  105      19007    2,396,141.62    14,647.71   5.78000        119   2/11/2016           323  Act/360          0.02110
  106      76015    2,286,259.69    14,566.90   5.82000        116  11/11/2015           296  Act/360          0.02110
  107      79915    2,196,463.15    13,427.07   5.78000        119   2/11/2016           323  Act/360          0.02110
  109      35611    2,147,040.62    12,424.16   5.66000        119   2/11/2016           359  Act/360          0.02110
  110      75087    2,082,691.22    11,931.46   5.50000        112   7/11/2015           352  Act/360          0.02110
  112      55113    2,000,000.00    11,595.34   5.69000        119   2/11/2016           360  Act/360          0.11110
  113      28273    1,895,832.17    11,281.75   5.91000        118   1/11/2016           358  Act/360          0.08110
  114      01106    1,815,840.87    10,517.20   5.66000        118   1/11/2016           358  Act/360          0.08110
  116      56560    1,696,184.45     9,942.35   5.77000        118   1/11/2016           358  Act/360          0.11110
  117      32808    1,617,395.59     9,887.21   5.78000        119   2/11/2016           323  Act/360          0.02110
  121      28205      998,663.02     5,956.98   5.94000        119   2/11/2016           359  Act/360          0.08110
  122      35203      998,392.35     6,103.21   5.78000        119   2/11/2016           323  Act/360          0.02110
  123      85009      948,472.73     5,798.05   5.78000        119   2/11/2016           323  Act/360          0.02110

MORTGAGE
  LOAN
 NUMBER   PRIMARY SERVICING FEE  GROUND LEASE?         MORTGAGE LOAN SELLER      DEFEASANCE     ARD MORTGAGE LOAN
--------  ---------------------  --------------------  --------------------  -----------------  -----------------

   85                      0.00  Fee Simple            LB                    Defeasance                 No
   91                      0.00  Fee Simple            LB                    Defeasance                 No
   93                      0.00  Fee Simple            LB                    Defeasance                 No
   94                      0.00  Fee Simple            LB                    Defeasance                 No
   96                      0.00  Fee Simple            LB                    Defeasance                 No
   97                      0.07  Fee Simple            LB                    Defeasance                 No
   98                      0.07  Fee Simple            LB                    Defeasance                 No
   99                      0.00  Fee Simple            LB                    Defeasance                 No
  101                      0.00  Fee Simple            LB                    Defeasance                 No
  102                      0.07  Fee Simple            LB                    Defeasance                 No
  105                      0.00  Fee Simple            LB                    Defeasance                 No
  106                      0.00  Fee Simple            LB                    Defeasance                 No
  107                      0.00  Fee Simple            LB                    Defeasance                 No
  109                      0.00  Fee Simple            LB                    Defeasance                 No
  110                      0.00  Fee Simple            LB                    Defeasance                 No
  112                      0.10  Fee Simple            LB                    Defeasance                 No
  113                      0.07  Fee Simple            LB                    Defeasance                 No
  114                      0.07  Fee Simple            LB                    Defeasance                 No
  116                      0.10  Fee Simple            LB                    Defeasance                 No
  117                      0.00  Fee Simple            LB                    Defeasance                 No
  121                      0.07  Fee Simple            LB                    Defeasance                 No
  122                      0.00  Fee Simple            LB                    Defeasance                 No
  123                      0.00  Fee Simple            LB                    Defeasance                 No

MORTGAGE
  LOAN
 NUMBER   ANTICIPATED REPAYMENT DATE  ARD SPREAD  CROSS COLLATERALIZED  MORTGAGE LOAN SELLER LOAN ID
--------  --------------------------  ----------  --------------------  ----------------------------

   85                 N/A                 N/A     No                              050926003
   91                 N/A                 N/A     No                              051116008
   93                 N/A                 N/A     No                              051024007
   94                 N/A                 N/A     No                              050829002
   96                 N/A                 N/A     No                              051028005
   97                 N/A                 N/A     No                              051007007
   98                 N/A                 N/A     No                              050930002
   99                 N/A                 N/A     No                              051202001
  101                 N/A                 N/A     No                              051012004
  102                 N/A                 N/A     No                              050914004
  105                 N/A                 N/A     Yes (LB-B)                      060123002
  106                 N/A                 N/A     No                              050822004
  107                 N/A                 N/A     Yes (LB-B)                      060123004
  109                 N/A                 N/A     No                              051031003
  110                 N/A                 N/A     No                              050114001
  112                 N/A                 N/A     No                              051116005
  113                 N/A                 N/A     No                              051017013
  114                 N/A                 N/A     No                              051108001
  116                 N/A                 N/A     No                              051012007
  117                 N/A                 N/A     Yes (LB-B)                      060123005
  121                 N/A                 N/A     No                              051017015
  122                 N/A                 N/A     Yes (LB-B)                      060123003
  123                 N/A                 N/A     Yes (LB-B)                      060123006

                                   EXHIBIT B-1

                          OPINION OF SIDLEY AUSTIN LLP

                        [LETTERHEAD OF SIDLEY AUSTIN LLP]

[LOGO OMITTED]

         SIDLEY AUSTIN LLP         BEIJING     GENEVA         SAN FRANCISCO
         787 SEVENTH AVENUE        BRUSSELS    HONG KONG      SHANGHAI
         NEW YORK, NY  10019       CHICAGO     LONDON         SINGAPORE
         (212) 839 5300            DALLAS      LOS ANGELES    TOKYO
         (212) 839 5599 FAX        FRANKFURT   NEW YORK       WASHINGTON,DC

                                   FOUNDED 1866

                                 APRIL 10, 2006

To the Parties Listed on Annex A hereto:

                  Re:      LB-UBS Commercial Mortgage Trust 2006-C3
                           Commercial Mortgage Pass-Through Certificates,
                           Series 2006-C3

Ladies and Gentlemen:

                  We have acted as special counsel to Lehman Brothers Holdings
Inc. ("LBHI"), in connection with the following transactions (collectively, the
"Transactions"):

                  (i) the sale by LBHI, and the purchase by Structured Asset
         Securities Corporation II (the "Depositor"), of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
         April 3, 2006 (the "LBHI Mortgage Loan Purchase Agreement"), between
         LBHI as seller and the Depositor as purchaser; and

                  (ii) the negotiation and execution of the LBHI Indemnification
         Agreement, dated as of April 3, 2006 (the "LBHI Indemnification
         Agreement"), between LBHI, the Depositor, Lehman Brothers Inc. and UBS
         Securities LLC.

                  In the course of our acting as special counsel to LBHI as
described above, we prepared or reviewed the LBHI Mortgage Loan Purchase
Agreement and the LBHI Indemnification Agreement (collectively, the
"Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the LBHI Mortgage Loan Purchase Agreement and, to the extent not defined therein, in the LBHI Indemnification Agreement.

                  For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for such opinions; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the

       Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

                                     B-1-1

[LOGO OMITTED]                                                  April 10, 2006
                                                                Page 2  New York

valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraphs 1 and 2 below, the power and authority of all parties to the
Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix)
except as expressly addressed in opinion paragraph 3 below, that each of the
Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto, and (xi) the absence of any other agreement that supplements or otherwise modifies the express terms of the
Agreements.

                  Our opinions set forth below with respect to the
enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law;
(3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive
(i) the application of any federal, state or local statute, rule or regulation,
(ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

                                     B-1-2

[LOGO OMITTED]                                                  April 10, 2006
                                                                Page 3  New York

                  When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the
Sidley Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation of LBHI. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

                  In rendering the opinions set forth below, we do not express any opinion concerning the laws of any jurisdiction other than the General
Corporation Law of the State of Delaware (solely with respect to opinion paragraph 2 below), the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case, without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including the State of New York, or with respect to any matter not expressly addressed below.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. The execution, delivery and performance by LBHI of the
         Agreements do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).

                  2. The terms of the Agreements (insofar as they apply to LBHI)
         do not conflict with, or result in the violation of, any provision of the General Corporation Law of the State of Delaware that is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).

                  3. The LBHI Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of LBHI, enforceable against LBHI in accordance with its terms.

                  4. No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by LBHI of the transactions contemplated by the terms of the Agreements, except such as have been obtained.

                  The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                Very truly yours,

                                     B-1-3

                                     ANNEX A

Structured Asset Securities Corporation II  Standard & Poor's Ratings Services,
745 Seventh Avenue                            a division of The McGraw-Hill
New York, New York 10019                      Companies, Inc.
                                            55 Water Street, 10th Floor
                                            New York, New York 10004

Lehman Brothers Inc.                        Moody's Investors Service, Inc.
745 Seventh Avenue                          99 Church Street
New York, New York  10019                   New York, New York 10007

UBS Securities LLC                          Wachovia Bank, National Association
1285 Avenue of the Americas                 NC 1075
New York, New York  10019                   8739 Research Drive, URP4
                                            Charlotte, North Carolina
                                               28262-1075

Lehman Brothers Holdings Inc.               LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York  10019                   Chicago, Illinois  60603

CWCapital Asset Management LLC
700 Twelfth Street, N.W., Suite 7
Washington, D.C. 20005

                                     B-1-4

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                 April 10, 2006

Structured Asset Securities Corporation II  CWCapital Asset Management LLC
745 Seventh Avenue                          700 Twelfth Street, N.W., Suite 700
New York, New York 10019                    Washington, D.C. 20005

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York 10019                    Chicago, Illinois  60603

UBS Securities LLC                          Moody's Investors Service, Inc.
1285 Avenue of the Americas                 99 Church Street, 8th Floor
New York, New York  10019                   New York, New York 10007

Lehman Brothers Holdings Inc.               Standard & Poor's Ratings Services,
745 Seventh Avenue                            a division of The McGraw-Hill
New York, New York 10019                      Companies, Inc.
                                            55 Water Street, 10th Floor
                                            New York, New York 10041
Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina  28262-1075

                  Re:      LB-UBS Commercial Mortgage Trust 2006-C3
                           Commercial Mortgage Pass-Through Certificates,
                           Series 2006-C3

Ladies and Gentlemen:

                  I am internal counsel to Lehman Brothers Holdings Inc.
("Lehman"). I am familiar with matters pertaining to the following agreements
(collectively, the "Agreements"):

                           (i) the LBHI Mortgage Loan Purchase Agreement dated
         as of April 3, 2006, (the "LBHI Mortgage Loan Purchase Agreement"),
         between Lehman and Structured Asset Securities Corporation II ("SASCO
         II"); and

                           (ii) the LBHI Indemnification Agreement dated as of
         April 3, 2006, between Lehman, SASCO II, Lehman Brothers Inc. ("LBI")
         and UBS Securities LLC ("UBS Securities").

                                     B-2-1

Structured Asset Securities Corporation II
Lehman Brothers Inc.
UBS Securities LLC
Lehman Brothers Holdings Inc.
LaSalle Bank National Association
Standard & Poor's Ratings Services
Moody's Investors Service, Inc.
Wachovia Bank, National Association
CWCapital Asset Management LLC
April 10, 2006

                  You have asked for my opinion regarding various legal matters involving, among other things, Lehman and the Agreements.

                  As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of
Lehman in the Agreements, (ii) the relevant resolutions of the Board of
Directors of Lehman, (iii) certificates of responsible officers of Lehman, and
(iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

                  I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of Lehman, records of proceedings taken by Lehman and other corporate documents and records of Lehman, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of Lehman), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

                  On the basis of and subject to the foregoing, it is my opinion that:

                  (1) Lehman is a corporation duly incorporated, validly
existing and in good standing under the laws of the State of Delaware. Lehman has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements.

                  (2) Each Agreement has been duly authorized, executed and
delivered by Lehman.

                  (3) The execution, delivery and performance of the Agreements by Lehman, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which Lehman is a party, (ii) do not contravene
Lehman's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names Lehman and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of Lehman to perform its obligations under the
Agreements).

                                     B-2-2

Structured Asset Securities Corporation II
Lehman Brothers Inc.
UBS Securities LLC
Lehman Brothers Holdings Inc.
LaSalle Bank National Association
Standard & Poor's Ratings Services
Moody's Investors Service, Inc.
Wachovia Bank, National Association
CWCapital Asset Management LLC
April 10, 2006

                  The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

                  A.       I am a member of the Bar of the State of New York and
                           render no opinion as to the laws of any jurisdiction
                           other than the laws of the State of New York, the
                           General Corporation Law of the State of Delaware and
                           the federal laws of the United States of America.

                  B.       My opinions are limited to the present laws and to
                           the facts as they presently exist. I assume no
                           obligation to revise or supplement this opinion
                           should the present laws of any jurisdiction referred
                           to in paragraph A. above be changed by legislative
                           action, judicial decision or otherwise.

                  This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

                  The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                Very truly yours,

                                     B-2-3